Going Concern (Details) - DIGERATI TECHNOLOGIES, INC [Member] - USD ($)	3 Months Ended
	Oct. 31, 2022	Jul. 31, 2022
Going Concern (Details) [Line Items]
Accumulated a deficit	$ (118,377,000)
Working capital deficit	43,296,000	$ 29,323,000
Cash requirements to interest payments	$ 3,500,000
Key covenants requirements description	●Maximum Allowed - Senior Leverage Ratio of 4.05 to 1.00 ●Minimum Allowed - EBITDA of $3,771,629 ●Minimum Allowed - Liquidity of $2,000,000 ●Maximum Allowed - Capital Expenditures of $94,798 (Quarterly) ●Minimum Allowed - Fixed Charge Coverage Ratio of 1.5 to 1.00 ●Maximum Allowed - Churn of 3.00% at any time
Loan maturity date	Aug. 04, 2023
Loan principal payment	$ 10,000,000
Current cash expenses	1,300,000
Total liabilities	71,269,000
Derivative liabilities	$ 13,664,000
Accumulated a deficit		$ 113,393,000